Exhibit 99.1

Company Presentation October 2015 © 2015 Calmare Therapeutics Incorporated

THIS PRESENTATION CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD- LOOKING STATEMENTS.WITHOUT LIMITING THE FOREGOING, THE WORDS “PLAN,” “INTEND,” “MAY,” “WILL,” “EXPECT,” “BELIEVE,” “COULD,” “ANTICIPATE,” “ESTIMATE,” “CONTINUE” AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Safe Harbor Disclosure © 2015 Calmare Therapeutics Incorporated

Established, headquartered in Fairfield, CT since 1968 © 2015 Calmare Therapeutics Incorporated Publicly-traded in the U.S., Over-the-Counter (“CTTC”) Company Overview

The Calmare ® Pain Therapy Device neuro-modulation for the treatment of chronic, stable peripheral neuropathic pain using electro-stimulation. ▪ U.S. FDA 510(k) clearance #K081255 ▪ G.S.A. #V797P-4300B ▪ CE-mark for European sales Flagship Product © 2015 Calmare Therapeutics Incorporated

Calmare Pain Mitigation Therapy™ Calmare PMT © 2015 Calmare Therapeutics Incorporated

The central nervous system responds to coded information. Medical Theory © 2015 Calmare Therapeutics Incorporated

Medical Theory Yet, in chronic pain, the pain codes sent are false! © 2015 Calmare Therapeutics Incorporated

CALMARE

Medical Theory

“

Calmare Pain Mitigation Therapy™ interferes with this neuromatrix[1] and provides “No Pain” codes.

[1]Kathol, B., Daghstani, S. S., Banez, G. A., & Brady, K. K. (2014). *Noninvasive Treatments for Pediatric Complex Regional Pain Syndrome: A Focused Review* PM&R, Page 6.

© 2015 Calmare Therapeutics Incorporated

10 to 12 consecutive 45-minute, daily sessions with an allowable 2-day break for weekends . Treatment Regimen © 2015 Calmare Therapeutics Incorporated

Pain relief expected after the first treatment Accretivepain relief over 2-week treatment period First treatment drug-free pain relief lasting to 2 to 6 months Booster treatmentscan offer additional 6 months or more Treatment Expectations © 2015 Calmare Therapeutics Incorporated

Primary Diagnoses

1. Chemotherapy-Induced Peripheral Neuropathy (CIPN)
2. Chronic Regional Pain Syndrome (CRPS)
3. Failed Back Surgery Syndrome
4. Chronic Post-herpetic Neuralgia (Shingles)
5. Sciatic and Lumbar Pain
6. Low Back Pain (LBP)
7. Post-Surgical Pain
8. Brachial Plexus Pain
9. Phantom Limb Syndrome
10. Neuropathic Pain



© 2015 Calmare Therapeutics Incorporated

“ 116 million U.S.adultsinchronicpaindaily ~ American Academy of Pain Medicine, 2015 ~

“ 45 peopledie every day from opioid prescription painkillers –more deaths thanheroin and cocaine overdose combined ~ National Survey on Drug Use and Health. 2015~ “

“ $ 5.1 billion Global neurostimulationdevices market ~CAGR of 12.7% between 2014 and 2020 ~

•33 patients •Pilot study •Terminal cancer patients •Severe drug resistance •10 treatments Marineo G et al International Congress Series 1255(203) 381-388 Calmare PMT™ Pilot Study Results The pain was reduced to zero. Pilot Study © 2015 Calmare Therapeutics Incorporated

(a) Clonazepam (control) versus Calmare PMT™ (b) VAS for all patients (26/drugs + 26/CT) G. Marineo, T. Smith, et al, JPSM 2011 72% of patients pain and drug free 20% of patients on reduced drug dosages Calmare PMT vs. Drugs © 2015 Calmare Therapeutics Incorporated Calmare PMT™ vs. Clonazepam

64% reduction in pain score Smith T. et al Journal of Pain And Symptom Management2010 Calmare PMT and CIPN © 2015 Calmare Therapeutics Incorporated Calmare PMT™ and Breast Cancer Patients (CIPN)

U.S. Government contractor in good-standing since 2010 • Contract #V797P-4300B • Sales to U.S. military hospitals and clinics U.S. Veterans Administration contract • Lower Back Surgery Syndrome (LBSS) • 10% pain intensity improvement U.S. Government Contracts © 2015 Calmare Therapeutics Incorporated

CALMARE

Global Commercial Sales

United States:

- private practices
- hospitals with specialized medical practices.

Overseas:

- licensed and accredited medical physicians, and hospitals
- Ministry of Health departments that honor the Calmare Pain Therapy Device's U.S. FDA 510(k) cleared status.

© 2015 Calmare Therapeutics Incorporated

Centers of Excellence © 2015 Calmare Therapeutics Incorporated Regional hubs x Calmare medical staff treat patients x CPMT licensure and training x Local presence near/on V.A. bases

Conrad Mir, Director, President & CEO –Conrad has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Before coming to CTI, Conrad was the CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a medical sample preparation company. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and the executive director of Advaxis, Inc., (NASDAQ: ADXS), a vaccine company. Over the last five years, he was responsible for raising over $40 million in growth capital and broadening corporate reach to new investors. Conrad has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International. He studied English and Economics with concentrations in Mathematics and Physics at New York University. Ian Rhodes, Executive VP & CFO –Prior to joining CTI, Mr. Rhodes served as vice president, chief accounting officer and treasurer with Arch Capital in White Plains, NY, where he spearheaded Arch's International Financial Reporting Standards (IFRS) implementation efforts and subsequently provided oversight of SEC and GAAP technical accounting matters. Earlier, Mr. Rhodes served as senior audit manager for PricewaterhouseCoopers LLP in NYC and Los Angeles. In that capacity, he was lead manager for one of the three New York Insurance Practice teams, assisting practice leaders to set practice direction, deploy resources and address other practice matters. He managed teams of more than 20 professionals across multiple locations. Mr. Rhodes has a Bachelor of Science degree in Business Administration from Seton Hall University. Management Team © 2015 Calmare Therapeutics Incorporated

Dr. Stephen J. D’Amato, MD, FACEP, Chief Medical Officer –Dr. D’Amato has been practicing medicine in Rhode Island for 35 years. Over the past six years, he has been the foremost Calmare ® Pain Therapy Device practitioner with over 1000 patients treated in his medical practice. Prior to joining Calmare, he was the medical director and staff physician at North Providence Medical Services in North Providence, RI. There, he was a Clinical Assistant Professor of Emergency Medicine at the Boston University School of Medicine, Roger Williams Medical Center Campus in Providence, RI. He has been part of the medical staff of St. Joseph Hospital’s Fatima Unit and Medical Director of Mineral Spring Primary Care Associates, both in North Providence, RI. Dr. D’Amato received his medical degree from the University of Padua –Italy in 1976. He is a licensed medical doctor in Rhode Island, Massachusetts and Florida. He attained Fellow status after his first board certification process in Emergency Medicine, and granted “lifelong status” after his third certification as a Fellow of the American College of Emergency Physicians (FACEP). Michele M. Harrington RN, BSN, CCRP, BC, Head of Nursing and Device Training –Nurse Harrington has over 30-years’ experience in nursing with a specialty in medical devices –training, procedures and treatment, clinical research, and FDA trial protocols. She has been responsible for the training of physicians and nurses on the use of the Calmare ® Pain Therapy Device since 2011. Her efforts have been concentrated on the expansion of Calmare Pain Mitigation Therapy™ within U.S. military institutions. She has helped broaden CTI’s scope of medical practices, which include the Massey Cancer Center at Virginia Commonwealth University, the Mayo Clinic, Johns Hopkins University, and the Company’s current U.S. military presence. Prior to coming to CTI, Nurse Harrington had been part of a host of medical research and clinical trial studies with such noteworthy institutions as the Cleveland Clinic,where she was a member of its Institutional Review Board, Johnson and Johnson (NYSE: JNJ), Abbott Laboratories (NYSE: ABT) and Medtronic Incorporated (NYSE: MDT). Nurse Harrington is a licensed nurse (#RN.206767 R) with specialty certifications in clinical researcher, and is a Board-certified pain management professional. She holds a graduate degree in Health Informatics from Duke University. Medical Team © 2015 Calmare Therapeutics Incorporated

Board of Directors

Peter Brennan, *Chairman* – As Chairman of the Board of Directors of CTI, Peter brings financial and governance leadership to the company. He spent the last 30 years working in the investment management business and is the founder of Damel Investments LLC which invests in small capitalized technology companies. He was the Chairman of the Governance committee of the New York Society of Security Analysts. As well he was a founding member of the Capital Market Policy Council of the CFA Institute. Mr. Brennan received his MBA from the University of Chicago, and his BA from Haverford College.

VADM Robert Conway, Jr., US Navy, Retired, *Director* – A native of Wilkes-Barre, Pa., Vice Adm. (ret) Conway graduated from St. Francis College, Loretto, Pa. in 1972 with a Bachelor of Arts and was commissioned as ensign the same year. He over 20 years experience in Leadership, maritime operations, managing globally distributed organizations, facilities management, risk management, security operations, strategic communications, marketing and execution. His worldwide service includes Joint and Navy positions overseas and in both the Pacific and Atlantic Fleets. He served in various leadership positions aboard USS *Vesole* (DD 878), USS *Towers* (DDG 9), USS *Bainbridge* (CGN 25), and USS *Gridley* (CG 21). The Admiral commanded USS *John Young* (DD 73), and also commanded Destroyer Squadron 7 in San Diego; Naval Surface Group Middle Pacific in Hawaii; and Plank Owner of the Navy's first Expeditionary Strike Group: Expeditionary Strike Group One/*Peleliu* Strike Group. Ashore, Conway served on the Joints Chiefs of Staff, Bureau of Naval Personnel, Operational Test and Evaluation Force Pacific; Officer Candidate School in Newport R.I., and Naval Facility Cape Hatteras in N.C. He commanded Navy Region Pearl Harbor in Hawaii and Task Force Warrior in Norfolk, Va. In his final assignment, Conway served as Commander, Navy Installations Command. Conway received his master's degree from Providence University, Providence, R.I. Also, he is a graduate of the Industrial College of the Armed Forces at the National Defense University, Washington, D.C. Personal decorations include Defense Superior Service Medal, Legion of Merit (five awards), Meritorious Service Medal (four awards), Navy Commendation Medal (two awards), and various service medals and unit awards. Conway is currently serving as Commander, Navy Installations Command, Washington, D.C., where he is responsible for all Navy installations and activities throughout the world.

Rustin Howard, *Director* – Rus has over 25 years of experience in technology and hi-growth business development and has served on several boards and advisory councils for business and charitable organizations. He is a principal of Whitesand Investments LLC, an angel investment organization. He founded and served as chairman & CEO of Phyton, Inc., where paclitaxel was developed, the active ingredient of Bristol-Myers Squibb's multi-billion dollar anticancer drug, Taxol®. Rus is the chairman of DeepGulf, Inc., and co-owner and officer of Silver Bullet Technology. Previously, he was president and CEO of BioWorks Inc., a biotechnology company he founded. He is a member of the New York Biotechnology Association and served as the federal liaison for the government affairs committee of the New York Biotechnology Association and Biotechnology Industry Organization (BIO). He serves on several boards and was formerly on the board of the Make-A-Wish Foundation of Northwest Florida. Rus earned his MBA from Cornell University's Johnson Graduate School of Management, where he focused his studies on Entrepreneurship, and managing innovation and technology.

Conrad Mir, *Director, President & CEO* – Conrad has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Before coming to CTI, Conrad was the CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a medical sample preparation company. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and the executive director of Advaxis, Inc., (OTCQB: ADXS), a vaccine company. Over the last five years, he was responsible for raising over $40 million in growth capital and broadening corporate reach to new investors. Conrad has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International. He studied English and Economics with concentrations in Mathematics and Physics at New York University.

© 2015 Calmare Therapeutics Incorporated

Carl O’Connell, Director–Carlhas been a director of our Company since January 2013, having served as President and Chief Executive Officer from November 2012 until September 2013.He has 30 years of experience in the healthcare field and 20 years as a leader in the medical device arena. Prior to that Carl has held executive positions for top global medical device and Fortune 500 companies.Herecently served as President and CEO for the US Healthcare Division MedSurgfor ITOCHU, a Japanese conglomerate, Vice President of Global Marketing for Stryker Spine, and President ofCarl Zeiss Surgical, the market leader in optical digital solutions for Neurosurgery, Spine, Ophthalmology, ENT and Dentistry. His diverse responsibilities include global marketing, sales, manufacturing, leadership development, regulatory affairs, corporate quality systems and research and product development functions.Carl has worked to transform and grow his companies into leaders in their respective markets as well as establishing leadership platforms in Neurosurgery, Ophthalmology, Orthopedics-Spine, E.N.T. and Dentistry. Carl is also an advisor for the Chicago based private equity firm WaterStreet Healthcare, and GE Healthcare for their Interventional Neurosurgery Imaging Technologies. He received a bachelor's degree in Psychology and an M.B.A. from Mount St. Mary's College, Maryland. LCDR Steve Roehrich, US Navy, Retired, Director –Steve is the president and CEO of READY ROOM, a privately-held conglomerate of light manufacturing companies. He is also the special advisor to top leaders at Fortune 500 companies and federal government departments. Prior to READY ROOM, Steve was corporate V.P. for Business Improvement at Johnson & Johnson (NYSE:JNJ). There, he led enterprise-wide business assessment, operational and financial performance reforms. Before JNJ, Steve was a corporate Senior V.P. with Revlon and served on its Executive Committee that focused on innovative products & technologies, and customers & trade channels. Prior to his career in the private sector, Steve had a 21-year career in the U.S. Navy where he was a U.S. Naval Aviator (4300 flight hours), a veteran of the Vietnam and Gulf War, aerial combat instructor and Mission Commander. Ashore, Steve managed a $3B U.S. Navy aviation program and returned to the U.S. Naval Academy where he was CFO, Director of Educational Resources and Vice-Chair of the Economics Department –where he was selected educator of the year. He also served as Senior Adviser (Under-Secretary rank) to 3 U.S. Veterans Affairs Cabinet Secretaries and sole, independent member of the V.A.’s Executive He was a U.S. Treasury Department Senior Adviser for business performance initiatives and on Vice President Gore's National Partnership for Reinventing Government. Steve’s former board memberships include Kellogg Graduate School of Business Advisory Council and Wharton Business School’s Industry Council. Stan Yarbro, PhD, Director–Stan has extensive experience in market development of high technology solutions to a worldwide customer base. He recently retired as EVP of Worldwide Field Operations for Varian Semiconductor Equipment Associates, a position he had held since 2004. Prior to Varian, Dr. Yarbro served in various executive capacities at KLA-Tencor Corporation, in the semi-conductor industry. He currently serves on the boards of FSI International and Carbon Design Innovations. He previously served on the boards of Electrogas, Inc., and Molecular Imaging where he worked closelywith the organizations to develop and improve sales and marketing strategies. He holds a Ph.D. in Analytical Chemistry from Georgia Institute of Technology, and a B.S. in Chemistry from Wake Forest University. Board of Directors © 2015 Calmare Therapeutics Incorporated

CALMARE
Making pain-free a reality

Conrad Mir
President & CEO

+1 973.876.1774
cmir@calmaretherapeutics.com

www.calmaretherapeutics.com
www.calmarett.com

Thank you!

OTC:CTTC

©2015 Calmare Therapeutics Incorporated